                                                                  EXECUTION COPY

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2002-A

                                   TERM SHEET

                               SUBJECT TO REVISION


THE ISSUING TRUST

AmeriCredit Automobile Receivables Trust 2002-A is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

SELLER

AFS Funding Corp., or AFS FUNDING, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.


SERVICER AND ORIGINATOR

AmeriCredit Financial Services, Inc., or AMERICREDIT, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.


THE INSURER

Financial Security Assurance Inc., or FINANCIAL SECURITY, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes, but only as described in the section of the prospectus supplement titled "THE POLICY."

THE TRUSTEE

The JPMorgan Chase Bank, or JPMORGAN CHASE, is a New York banking corporation. JPMorgan Chase will be the trust collateral agent, the indenture trustee and the backup servicer.

STATISTICAL CALCULATION DATE

o January 30, 2002. This is the date we used in preparing the statistical information used in this term sheet.

INITIAL CUTOFF DATE

o February 21, 2002. The issuing trust will receive amounts collected on the auto loans after this date.

CLOSING DATE

o     On or about February 27, 2002.

DESCRIPTION OF THE SECURITIES

The issuing trust will issue five classes of its asset backed notes. The notes are designated as the "CLASS A-1 NOTES," the "CLASS A-2-A NOTES," the "CLASS A-2-B Notes", the "CLASS A-3 NOTES" and the "CLASS A-4 NOTES."

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:


        INITIAL                           FINAL
         NOTE                           SCHEDULED
        PRINCIPAL                      DISTRIBUTION
CLASS   BALANCE      INTEREST RATE         DATE
-----  ----------    -------------   ----------------
 A-1   $250,000,000        __%        March 12, 2003
A-2-A  $225,000,000        __%        July 12, 2005
A-2-B  $225,000,000    LIBOR + __%    July 12, 2005
 A-3   $400,000,000    LIBOR + __%   October 12, 2006
 A-4   $500,000,000        __%       January 12, 2009

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of

11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

o February 25, 2002 for the period from the day of the closing to the first distribution date; and

o thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Clearstream Banking, societe anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

DISTRIBUTION DATES

o     When AmeriCredit is the servicer:

      The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on April 8, 2002.

o     If AmeriCredit is not the servicer:

      The distribution date will become the twelfth day of each month.

o     Insured distributions:

      Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

o     Business day rule:

      If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

o     Record dates:

      The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

INTEREST

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes, the Class A-2-B Notes and the Class A-3 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2-A and the Class A-4 Notes will be calculated on a "30/360" basis.

PRINCIPAL

o Principal of the notes will be payable on each distribution date in an amount equal to

     (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the overcollateralization required by Financial Security, plus

     (2) the amount of excess INTEREST collected on the auto loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by Financial Security, which will be used to pay PRINCIPAL on the notes on that distribution date, but only as necessary to build and maintain an amount of over-collateralization as required by Financial Security.


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      In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

o The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

      -     first, the Class A-1 Notes will be paid off;

      - once the Class A-1 Notes are paid off, the Class A-2-A Notes and the Class A-2-B Notes will begin to amortize, PRO RATA, until they are paid off;

      - once the Class A-2-A Notes and Class A-2-B Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

      - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

THE TRUST ASSETS

The issuing trust's assets will principally include:

o a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

o     collections on the auto loans received after February 21, 2002;

o an assignment of the security interests in the vehicles securing the auto loan pool; and

o     the pre-funding account.


THE AUTO LOAN POOL

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

STATISTICAL INFORMATION

The statistical information in this term sheet is based on the auto loans in the pool as of January 30, 2002. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is February 21, 2002, will vary somewhat from the statistical distribution of those characteristics as of January 30, 2002, although that variance will not be material.

o     As of January 30, 2002 the auto loans in the pool have:

      -     an aggregate principal balance of $799,999,716.50;

      -     a weighted average annual percentage rate of approximately 17.55%;

      -     a weighted average original maturity of approximately 64 months;

      -     a weighted average remaining maturity of approximately 63 months;
            and

      - an individual remaining term of not more than 72 months and not less than 3 months.

o As of February 21, 2002 the auto loans in the pool are expected to have an aggregate principal balance of approximately $800,000,000.

PRE-FUNDING FEATURE

Approximately $800,000,000 of the proceeds of the notes will be held by JPMorgan Chase in a pre-funding account, and will be used to purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from


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time to time on or before April 30, 2002, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.

THE INSURANCE POLICY

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

OPTIONAL REDEMPTION

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

MANDATORY REDEMPTION

o Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on April 30, 2002. The principal amount of each class of notes to be redeemed will be an amount equal to that class's PRO RATA share of the remaining amount.

o The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par. The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

o Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as indebtedness and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as indebtedness.

o     Interest on the notes will be taxable as ordinary income

      -     when received by a holder using the cash method of accounting, and

      -     when accrued by a holder using the accrual method of accounting.

o Dewey Ballantine LLP has prepared the discussion under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the prospectus supplement and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.


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ERISA CONSIDERATIONS

Subject to the important considerations described under "ERISA CONSIDERATIONS" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch, Inc. in order to be issued:


  CLASS                 RATING
---------  ----------------------------------
              S&P       MOODY'S      FITCH
           ----------  ----------  ----------
   A-1       A-1+       Prime-1       F1+
  A-2-A       AAA         Aaa         AAA
  A-2-B       AAA         Aaa         AAA
   A-3        AAA         Aaa         AAA
   A-4        AAA         Aaa         AAA



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

The initial auto loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:


                                            COMPOSITION OF THE INITIAL AUTO LOANS
                                            AS OF THE STATISTICAL CALCULATION DATE

                                                      NEW                        USED                      TOTAL
                                           --------------------------  ------------------------  ----------------------
Aggregate Principal Balance(1)                     $255,507,921.37            $544,491,795.13           $799,999,716.50

Number of Auto Loans                                        12,372                     35,415                    47,787

Percent of Aggregate Principal Balance                       31.94%                     68.06%                   100.00%

Average Principal Balance                               $20,652.11                 $15,374.61                $16,740.95
    RANGE OF PRINCIPAL BALANCES             ($684.17 TO $55,320.57)    ($306.61 TO $58,295.99)   ($306.61 TO $58,295.99)

Weighted Average APR(1)                                      16.31%                     18.13%                    17.55%
    RANGE OF APRS                                 (8.42% TO 26.00%)          (8.90% TO 29.00%)         (8.42% TO 29.00%)

Weighted Average Remaining Term                          67 months                  61 months                 63 months
    RANGE OF REMAINING TERMS                       (3 TO 72 MONTHS)           (3 TO 72 MONTHS)          (3 TO 72 MONTHS)

Weighted Average Original Term                           68 months                  63 months                 64 months
    RANGE OF ORIGINAL TERMS                       (36 TO 72 MONTHS)          (12 TO 72 MONTHS)         (12 TO 72 MONTHS)

-------------------------
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the auto loans may not be equivalent to the auto loans' aggregate yield on the aggregate principal balance.


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

                  DISTRIBUTION OF THE INITIAL AUTO LOANS BY APR
                     AS OF THE STATISTICAL CALCULATION DATE


    DISTRIBUTION OF THE
    INITIAL AUTO LOANS
       BY APR AS OF
      THE STATISTICAL        AGGREGATE PRINCIPAL      % OF AGGREGATE            NUMBER OF           % OF TOTAL NUMBER OF
     CALCULATION DATE             BALANCE(1)       PRINCIPAL BALANCE(2)        AUTO LOANS               AUTO LOANS(2)
------------------------     -------------------   --------------------     ---------------       -------------------------
 8.000% to  8.999%           $       418,883.28                  0.05%                 19                     0.04%
 9.000% to  9.999%                 8,682,452.25                  1.09                 389                     0.81
10.000% to 10.999%                12,478,802.67                  1.56                 553                     1.16
11.000% to 11.999%                14,558,280.13                  1.82                 665                     1.39
12.000% to 12.999%                34,805,056.94                  4.35               1,688                     3.53
13.000% to 13.999%                36,633,739.31                  4.58               1,775                     3.71
14.000% to 14.999%                53,468,060.58                  6.68               2,677                     5.60
15.000% to 15.999%                80,475,390.80                 10.06               4,150                     8.68
16.000% to 16.999%                97,039,411.41                 12.13               5,156                    10.79
17.000% to 17.999%               154,384,989.35                 19.30               9,216                    19.29
18.000% to 18.999%                88,563,597.76                 11.07               5,757                    12.05
19.000% to 19.999%                70,164,986.90                  8.77               4,602                     9.63
20.000% to 20.999%                65,644,892.13                  8.21               4,698                     9.83
21.000% to 21.999%                44,080,058.14                  5.51               3,306                     6.92
22.000% to 22.999%                21,079,769.44                  2.63               1,656                     3.47
23.000% to 23.999%                12,300,307.53                  1.54               1,028                     2.15
24.000% to 24.999%                 4,454,806.49                  0.56                 382                     0.80
25.000% to 25.999%                   501,092.06                  0.06                  44                     0.09
26.000% to 26.999%                   184,815.10                  0.02                  18                     0.04
27.000% to 27.999%                    47,634.87                  0.01                   4                     0.01
28.000% to 28.999%                    15,192.19                  0.00                   2                     0.00
29.000% to 29.999%                    17,497.17                  0.00                   2                     0.00
                          ---------------------            ----------        ------------              -----------
TOTAL:                          $799,999,716.50                100.00%             47,787                   100.00%
                          =====================            ==========        ============              ===========


(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.


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

          DISTRIBUTION OF THE INITIAL AUTO LOANS BY GEOGRAPHIC LOCATION
                OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE


                             AGGREGATE PRINCIPAL      % OF AGGREGATE            NUMBER OF          % OF TOTAL NUMBER OF
           STATE                  BALANCE(1)       PRINCIPAL BALANCE(2)         AUTO LOANS             AUTO LOANS(2)
-------------------------  ----------------------  --------------------      ---------------     ------------------------
Alabama                            13,455,850.05                1.68%                  802                       1.68%
Arizona                            27,790,082.52                3.47                 1,597                       3.34
California                        117,398,763.86               14.67                 6,481                      13.56
Colorado                           10,072,345.58                1.26                   608                       1.27
Connecticut                         8,875,552.87                1.11                   583                       1.22
Delaware                            2,731,483.61                0.34                   179                       0.37
District of Columbia                1,712,963.15                0.21                   103                       0.22
Florida                            71,507,919.99                8.94                 4,262                       8.92
Georgia                            31,351,641.34                3.92                 1,809                       3.79
Idaho                               1,960,067.88                0.25                   138                       0.29
Illinois                           27,651,702.34                3.46                 1,684                       3.52
Indiana                            12,143,225.60                1.52                   784                       1.64
Iowa                                3,459,259.50                0.43                   221                       0.46
Kansas                              7,526,773.06                0.94                   452                       0.95
Kentucky                           11,317,024.73                1.41                   729                       1.53
Louisiana                          13,553,169.59                1.69                   753                       1.58
Maine                               2,900,265.05                0.36                   213                       0.45
Maryland                           19,398,915.86                2.42                 1,103                       2.31
Massachusetts                      10,737,871.53                1.34                   708                       1.48
Michigan                           19,558,825.82                2.44                 1,222                       2.56
Minnesota                          10,367,156.64                1.30                   659                       1.38
Mississippi                         5,507,862.09                0.69                   332                       0.69
Missouri                            9,238,621.89                1.15                   592                       1.24
Nebraska                            2,096,327.12                0.26                   135                       0.28
Nevada                             10,967,714.02                1.37                   604                       1.26
New Hampshire                       2,025,365.58                0.25                   144                       0.30
New Jersey                         22,305,082.68                2.79                 1,368                       2.86
New Mexico                          5,589,233.40                0.70                   341                       0.71
New York                           33,336,082.41                4.17                 2,107                       4.41
North Carolina                     22,261,020.31                2.78                 1,323                       2.77
Ohio                               28,684,230.70                3.59                 1,876                       3.93
Oklahoma                            8,899,959.75                1.11                   561                       1.17
Oregon                              3,960,630.46                0.50                   259                       0.54
Pennsylvania                       34,089,035.44                4.26                 2,201                       4.61
Rhode Island                        3,021,031.75                0.38                   203                       0.42
South Carolina                      7,961,932.34                1.00                   494                       1.03
Tennessee                          11,622,345.24                1.45                   691                       1.45
Texas                             111,124,339.08               13.89                 6,206                      12.99
Utah                                3,350,342.97                0.42                   221                       0.46
Vermont                             1,450,624.31                0.18                   100                       0.21
Virginia                           18,379,527.47                2.30                 1,134                       2.37
Washington                         11,224,489.31                1.40                   672                       1.41
West Virginia                       4,732,089.43                0.59                   314                       0.66
Wisconsin                           8,629,966.26                1.08                   562                       1.18
Other (3)                           4,071,001.92                0.51                   257                       0.54
                            --------------------           ---------            ----------                  ---------
TOTAL:                          $ 799,999,716.50              100.00%               47,787                     100.00%
                            ====================           =========            ==========                  =========

(1)   Aggregate principal balances include some portion of accrued interest.
(2)   Percentages may not add to 100% because of rounding.
(3)   States with aggregate principal balances less than $1,000,000.


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YIELD AND PREPAYMENT CONSIDERATIONS

      Prepayments can be made on any of the auto loans at any time. If prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

      The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

      The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

      Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

      The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

      o the issuing trust includes two pools of auto loans with the characteristics set forth in the following table;

      o all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

      o each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

      o the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

      o     interest accrues on the notes at the following assumed coupon rates:
            Class A-1 Notes, 1.930%; Class A-2-A Notes, 2.52%; Class A-2-B Notes, 2.565%; Class A-3 Notes, 3.51%; and Class A-4 Notes, 4.41%;

      o     payments on the notes are made on the sixth day of each month;

      o     the notes are purchased on February 27, 2002;

      o the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

      o the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

      o all of the pre-funding account money is used to purchase additional auto loans;

      o AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

      o accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

      o the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to JPMorgan Chase, the owner trustee and Financial Security.


                                                                         REMAINING
                                                                          TERM TO
                     AGGREGATE                        ASSUMED CUTOFF      MATURITY         SEASONING
     POOL        PRINCIPAL BALANCE     GROSS APR           DATE          (IN MONTHS)      (IN MONTHS)
-------------   ------------------    -----------     --------------   ----------------  --------------
       1         $   800,000,000          17.549%         2/01/02             63                1
       2         $   800,000,000          17.549%         4/30/02             64                0
                 ---------------
     Total       $ 1,600,000,000
                 ===============

      The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

      The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

      The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the WEIGHTED AVERAGE LIFE of a class of notes is determined by:

      o multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

      o     adding the results, and

      o dividing the sum by the related initial principal amount of the note.

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES


                              CLASS A-1 NOTES                  CLASS A-2-A NOTES
                      -------------------------------- ---------------------------------
  DISTRIBUTION DATE    0.00%   1.00%    1.70%   2.50%   0.00%    1.00%   1.70%    2.50%
--------------------- ------- -------- ------- ------- -------- ------- -------- -------
    Closing Date          100      100     100     100      100     100      100     100
       4/6/02              94       87      83      78      100     100      100     100
       5/6/02              89       79      72      65      100     100      100     100
       6/6/02              76       60      49      36      100     100      100     100
       7/6/02              64       42      26       8      100     100      100     100
       8/6/02              51       23       4       0      100     100      100      89
       9/6/02              38        5       0       0      100     100       90      75
      10/6/02              26        0       0       0      100      93       77      60
      11/6/02              13        0       0       0      100      83       65      45
      12/6/02               0        0       0       0      100      73       53      32
       1/6/03               0        0       0       0       93      64       44      22
       2/6/03               0        0       0       0       88      58       36      12
       3/6/03               0        0       0       0       85      52       29       2
       4/6/03               0        0       0       0       81      46       21       0
       5/6/03               0        0       0       0       77      40       13       0
       6/6/03               0        0       0       0       73      34        6       0
       7/6/03               0        0       0       0       69      28        0       0
       8/6/03               0        0       0       0       66      22        0       0
       9/6/03               0        0       0       0       62      16        0       0
      10/6/03               0        0       0       0       58      10        0       0
      11/6/03               0        0       0       0       53       4        0       0
      12/6/03               0        0       0       0       49       0        0       0
       1/6/04               0        0       0       0       45       0        0       0
       2/6/04               0        0       0       0       41       0        0       0
       3/6/04               0        0       0       0       37       0        0       0
       4/6/04               0        0       0       0       32       0        0       0
       5/6/04               0        0       0       0       28       0        0       0
       6/6/04               0        0       0       0       23       0        0       0
       7/6/04               0        0       0       0       19       0        0       0
       8/6/04               0        0       0       0       14       0        0       0
       9/6/04               0        0       0       0        9       0        0       0
      10/6/04               0        0       0       0        4       0        0       0
      11/6/04               0        0       0       0        0       0        0       0
      12/6/04               0        0       0       0        0       0        0       0
       1/6/05               0        0       0       0        0       0        0       0
       2/6/05               0        0       0       0        0       0        0       0
       3/6/05               0        0       0       0        0       0        0       0
       4/6/05               0        0       0       0        0       0        0       0
       5/6/05               0        0       0       0        0       0        0       0
       6/6/05               0        0       0       0        0       0        0       0
       7/6/05               0        0       0       0        0       0        0       0
       8/6/05               0        0       0       0        0       0        0       0
       9/6/05               0        0       0       0        0       0        0       0
      10/6/05               0        0       0       0        0       0        0       0
      11/6/05               0        0       0       0        0       0        0       0
      12/6/05               0        0       0       0        0       0        0       0
       1/6/06               0        0       0       0        0       0        0       0
       2/6/06               0        0       0       0        0       0        0       0
       3/6/06               0        0       0       0        0       0        0       0
       4/6/06               0        0       0       0        0       0        0       0
       5/6/06               0        0       0       0        0       0        0       0
       6/6/06               0        0       0       0        0       0        0       0
       7/6/06               0        0       0       0        0       0        0       0
       8/6/06               0        0       0       0        0       0        0       0
       9/6/06               0        0       0       0        0       0        0       0
      10/6/06               0        0       0       0        0       0        0       0
      11/6/06               0        0       0       0        0       0        0       0
      12/6/06               0        0       0       0        0       0        0       0
       1/6/07               0        0       0       0        0       0        0       0
       2/6/07               0        0       0       0        0       0        0       0
       3/6/07               0        0       0       0        0       0        0       0

Weighted Average
Life (years)             0.48     0.36    0.30    0.26     1.78    1.12     0.89    0.72

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES


                             CLASS A-2-B NOTES                  CLASS A-3 NOTES
                      -------------------------------- ---------------------------------
  DISTRIBUTION DATE    0.00%   1.00%    1.70%   2.50%   0.00%    1.00%   1.70%    2.50%
--------------------- ------- -------- ------- ------- -------- ------- -------- -------
    Closing Date          100      100     100     100      100     100      100     100
       4/6/02             100      100     100     100      100     100      100     100
       5/6/02             100      100     100     100      100     100      100     100
       6/6/02             100      100     100     100      100     100      100     100
       7/6/02             100      100     100     100      100     100      100     100
       8/6/02             100      100     100      89      100     100      100     100
       9/6/02             100      100      90      75      100     100      100     100
      10/6/02             100       93      77      60      100     100      100     100
      11/6/02             100       83      65      45      100     100      100     100
      12/6/02             100       73      53      32      100     100      100     100
       1/6/03              93       64      44      22      100     100      100     100
       2/6/03              88       58      36      12      100     100      100     100
       3/6/03              85       52      29       2      100     100      100     100
       4/6/03              81       46      21       0      100     100      100      91
       5/6/03              77       40      13       0      100     100      100      80
       6/6/03              73       34       6       0      100     100      100      70
       7/6/03              69       28       0       0      100     100       98      59
       8/6/03              66       22       0       0      100     100       89      49
       9/6/03              62       16       0       0      100     100       81      39
      10/6/03              58       10       0       0      100     100       73      29
      11/6/03              53        4       0       0      100     100       65      20
      12/6/03              49        0       0       0      100      98       57      10
       1/6/04              45        0       0       0      100      91       49       1
       2/6/04              41        0       0       0      100      85       42       0
       3/6/04              37        0       0       0      100      78       34       0
       4/6/04              32        0       0       0      100      72       27       0
       5/6/04              28        0       0       0      100      66       19       0
       6/6/04              23        0       0       0      100      59       12       0
       7/6/04              19        0       0       0      100      53        5       0
       8/6/04              14        0       0       0      100      47        0       0
       9/6/04               9        0       0       0      100      41        0       0
      10/6/04               4        0       0       0      100      35        0       0
      11/6/04               0        0       0       0       99      29        0       0
      12/6/04               0        0       0       0       94      23        0       0
       1/6/05               0        0       0       0       88      17        0       0
       2/6/05               0        0       0       0       82      11        0       0
       3/6/05               0        0       0       0       77       5        0       0
       4/6/05               0        0       0       0       71       0        0       0
       5/6/05               0        0       0       0       65       0        0       0
       6/6/05               0        0       0       0       59       0        0       0
       7/6/05               0        0       0       0       53       0        0       0
       8/6/05               0        0       0       0       46       0        0       0
       9/6/05               0        0       0       0       40       0        0       0
      10/6/05               0        0       0       0       34       0        0       0
      11/6/05               0        0       0       0       27       0        0       0
      12/6/05               0        0       0       0       20       0        0       0
       1/6/06               0        0       0       0       14       0        0       0
       2/6/06               0        0       0       0        7       0        0       0
       3/6/06               0        0       0       0        0       0        0       0
       4/6/06               0        0       0       0        0       0        0       0
       5/6/06               0        0       0       0        0       0        0       0
       6/6/06               0        0       0       0        0       0        0       0
       7/6/06               0        0       0       0        0       0        0       0
       8/6/06               0        0       0       0        0       0        0       0
       9/6/06               0        0       0       0        0       0        0       0
      10/6/06               0        0       0       0        0       0        0       0
      11/6/06               0        0       0       0        0       0        0       0
      12/6/06               0        0       0       0        0       0        0       0
       1/6/07               0        0       0       0        0       0        0       0
       2/6/07               0        0       0       0        0       0        0       0
       3/6/07               0        0       0       0        0       0        0       0

Weighted Average
Life (years)             1.78     1.12    0.89    0.72     3.42    2.45     1.90    1.48

                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES


                              CLASS A-4 NOTES
                      --------------------------------
  DISTRIBUTION DATE    0.00%   1.00%    1.70%   2.50%
--------------------- ------- -------- ------- -------
    Closing Date          100      100     100     100
       4/6/02             100      100     100     100
       5/6/02             100      100     100     100
       6/6/02             100      100     100     100
       7/6/02             100      100     100     100
       8/6/02             100      100     100     100
       9/6/02             100      100     100     100
      10/6/02             100      100     100     100
      11/6/02             100      100     100     100
      12/6/02             100      100     100     100
       1/6/03             100      100     100     100
       2/6/03             100      100     100     100
       3/6/03             100      100     100     100
       4/6/03             100      100     100     100
       5/6/03             100      100     100     100
       6/6/03             100      100     100     100
       7/6/03             100      100     100     100
       8/6/03             100      100     100     100
       9/6/03             100      100     100     100
      10/6/03             100      100     100     100
      11/6/03             100      100     100     100
      12/6/03             100      100     100     100
       1/6/04             100      100     100     100
       2/6/04             100      100     100      93
       3/6/04             100      100     100      86
       4/6/04             100      100     100      80
       5/6/04             100      100     100      73
       6/6/04             100      100     100      66
       7/6/04             100      100     100      60
       8/6/04             100      100      99      54
       9/6/04             100      100      93      48
      10/6/04             100      100      88      42
      11/6/04             100      100      83      37
      12/6/04             100      100      78      31
       1/6/05             100      100      73       0
       2/6/05             100      100      68       0
       3/6/05             100      100      63       0
       4/6/05             100       99      59       0
       5/6/05             100       95      54       0
       6/6/05             100       90      50       0
       7/6/05             100       86      46       0
       8/6/05             100       81      42       0
       9/6/05             100       77      38       0
      10/6/05             100       73      35       0
      11/6/05             100       69      31       0
      12/6/05             100       64       0       0
       1/6/06             100       60       0       0
       2/6/06             100       56       0       0
       3/6/06             100       52       0       0
       4/6/06              94       49       0       0
       5/6/06              89       45       0       0
       6/6/06              83       41       0       0
       7/6/06              77       37       0       0
       8/6/06              71       34       0       0
       9/6/06              65       30       0       0
      10/6/06              59        0       0       0
      11/6/06              53        0       0       0
      12/6/06              46        0       0       0
       1/6/07              40        0       0       0
       2/6/07              34        0       0       0
       3/6/07               0        0       0       0

Weighted Average
Life (years)             4.70     4.06    3.28    2.50

DELINQUENCY AND LOAN LOSS INFORMATION

      The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all auto loans it has purchased and serviced. This information includes the experience with respect to all auto loans in AmeriCredit's portfolio of auto loans serviced during each listed period, including auto loans which do not meet the criteria for selection as an auto loan.

                             DELINQUENCY EXPERIENCE

Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.


                                           AT DECEMBER 31,                                          AT JUNE 30,
                        -----------------------------------------------------   ---------------------------------------------------
                                  2001                         2000                         2001                      2000
                        -------------------------   -------------------------   -------------------------   -----------------------
                         NUMBER OF                   NUMBER OF                   NUMBER OF                   NUMBER OF
                         CONTRACTS       AMOUNT      CONTRACTS      AMOUNT       CONTRACTS       AMOUNT      CONTRACTS     AMOUNT
                        -----------   -----------   -----------   -----------   -----------   -----------   ----------- -----------
Portfolio at end of
   period(1)                967,141   $12,381,199       682,713   $ 8,225,509       823,919   $10,203,746     568,099   $ 6,649,981
Period of Delin-
  quency(2)
   31-60 days(3)             85,597   $ 1,051,785        55,862   $   642,655        57,891   $   676,425      39,793   $   445,797
   61-90 days                25,721       308,523        14,366       160,236        15,460       174,092       9,944       110,521
   91 days or more           13,792       159,164         6,050        64,398         7,042        75,999       3,878        40,103
                        -----------   -----------   -----------   -----------   -----------   -----------   ---------   -----------
Total Delinquencies         125,110   $ 1,519,472        76,278   $   867,289        80,393   $   926,516      53,615   $   596,421
Repossessed Assets           10,107       134,170         7,007        85,422         8,001       105,503       3,723        42,764
                        -----------   -----------   -----------   -----------   -----------   -----------   ---------   -----------
Total Delinquencies
   and Repossessed
   Assets                   135,217   $ 1,653,642        83,285   $   952,711        88,394   $ 1,032,019      57,338   $   639,185
                        ===========   ===========   ===========   ===========   ===========   ===========   =========   ===========
Total Delinquencies
   as a Percentage
   of the Portfolio            12.9%         12.3%         11.2%         10.5%          9.7%          9.1%        9.4%          9.0%
Total Repossessed
   Assets as a
   Percentage of the
   Portfolio                    1.1%          1.1%          1.0%          1.0%          1.0%          1.0%        0.7%          0.6%
                        -----------   -----------   -----------   -----------   -----------   -----------   ---------   -----------
Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of the
   Portfolio                   14.0%         13.4%         12.2%         11.5%         10.7%         10.1%       10.1%          9.6%
                        ===========   ===========   ===========   ===========   ===========   ===========   =========   ===========

---------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)   Amounts shown do not include loans which are less than 31 days delinquent.

                              LOAN LOSS EXPERIENCE


                                                 SIX MONTHS ENDED                 FISCAL YEAR ENDED
                                                    DECEMBER 31,                       JUNE 30,
                                            ----------------------------      ----------------------------
                                                2001             2000            2001             2000
                                            -----------      -----------      -----------      -----------
Period-End Principal Outstanding(1)         $12,381,199      $ 8,225,509      $10,203,746      $ 6,649,981
Average Month-End Amount
   Outstanding During the Period(1)          11,322,067        7,447,990        8,291,636        5,334,580
Net Charge-Offs(2)                              234,125          136,773          301,691          214,276
Net Charge-Offs as a Percentage of
   Period-End Principal Outstanding(3)              3.8%             3.3%             3.0%             3.2%
Net Charge-Offs as a Percent of Average
   Month-End Amount Outstanding(3)                  4.1%             3.6%             3.6%             4.0%

----------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.
(3)   Annualized.